UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2010

VERECLOUD, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52882	26-0578268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6560 South Greenwood Plaza Boulevard
Number 400 Englewood, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

(877) 711-6492
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

 Verecloud, Inc. is distributing a letter to its shareholders.  A copy of the letter is attached to this report as Exhibit 99.1 and a copy of the press release is attached to this report as Exhibit 99.2.

 The information furnished under Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless the Company specifically incorporates the foregoing information into those documents by reference.

Item 9.01   Financial Statements and Exhibits.

(d)          Exhibits.  The following exhibits are furnished with this report:

99.1	Shareholder Letter
99.2	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERECLOUD, INC.

Date: October 27, 2010	By:	/s/ John McCawley
John McCawley
Chief Executive Officer